Exhibit 99.1

PENN Entertainment Announces Board Refreshment

WYOMISSING, Pa. – April 25, 2025 – PENN Entertainment, Inc. (“PENN” or the “Company”) (Nasdaq: PENN) today announced that it intends to nominate Johnny Hartnett and Carlos Ruisanchez for election to its Board of Directors following discussions with HG Vora Capital Management, LLC (“HG Vora”). Ron Naples has informed the Board that he will retire from the Board, effective immediately. Barbara Shattuck Kohn and Saul Reibstein have notified the Company that they will not stand for reelection at the 2025 Annual Meeting of Shareholders. The Board now comprises eight directors, seven of whom are independent.

Following review by the Board’s Nominating and Corporate Governance Committee, and based on the nominees’ relevant qualifications and experience, the Board intends to nominate Mr. Hartnett and Mr. Ruisanchez to fill the two Class II director seats available for election at the Annual Meeting. The Company remains focused on realizing the significant value creation opportunity across the business, and the Board believes a costly and distracting proxy fight is not in the best interests of PENN and its shareholders.

The Board issued the following statement:

We look forward to benefitting from Johnny’s and Carlos’s fresh perspectives as we enter into a critical phase for the business. The Board continues to believe there is significant opportunity for value creation at PENN, particularly within our Interactive segment. Johnny and Carlos bring critical expertise and experience in the gaming industry, across both digital and retail, that are aligned with the Board’s priorities and are tailored to the opportunities in front of us. While we were unable to reach an agreement with HG Vora, we thank them for their input and look forward to continued engagement with all of our shareholders. We thank Ron, Saul and Barbara for their many years of distinguished service to the Board and our Company and we are eager to begin working with our new directors to drive profitable growth for the benefit of all PENN shareholders.

Carlos A. Ruisanchez

Carlos A. Ruisanchez is the Chief Executive Officer of Sorelle Capital and President of Sorelle Hospitality, family office firms focused on investing and developing hospitality, consumer and real estate businesses. Prior to Sorelle, he served as President and Chief Financial Officer of Pinnacle Entertainment, Inc., a leading gaming entertainment company, until its sale in 2018. He joined Pinnacle in 2008 as Executive Vice President, Strategic Planning and Development. He became Pinnacle’s Chief Financial Officer in 2011, President and Chief Financial Officer in 2013, and board member in 2016. Prior to joining Pinnacle Entertainment, Inc., Mr. Ruisanchez was Senior Managing Director at Bear Stearns & Co., Inc., an investment banking firm, where he held various positions from 1997 to 2008. He is an independent board member of Cedar Fair Entertainment Company.

Johnny Hartnett

Johnny Hartnett joined the board of Superbet Group in January 2024, after a successful mandate as Chief Executive Officer of the company between 2019 - 2023. Under Mr. Hartnett’s leadership, Superbet registered remarkable results in terms of market growth, transformation of its proprietary product & technology platforms and the creation of Happening, the Group’s dedicated tech company. Prior to joining Superbet, Mr. Hartnett spent 20 years working in the Flutter Group, where he held multiple leadership positions as COO of Sportsbet (Australia), MD of Paddy Power Betfair Online and Flutter International divisions including leading the Group’s M&A endeavors.

About PENN Entertainment, Inc.

PENN Entertainment, Inc., together with its subsidiaries (“PENN,” or the “Company”), is North America’s leading provider of integrated entertainment, sports content, and casino gaming experiences. PENN operates in 28 jurisdictions throughout North America, with a broadly diversified portfolio of casinos, racetracks, and online sports betting and iCasino offerings under well-recognized brands including Hollywood Casino®, L’Auberge®, ESPN BET™, and theScore BET Sportsbook and Casino®. PENN’s ability to leverage its partnership with ESPN, the “worldwide leader in sports,” and its ownership of theScore™, the top digital sports media brand in Canada, is central to the Company’s highly differentiated strategy to expand its footprint and efficiently grow its customer ecosystem. PENN’s focus on organic cross-sell opportunities is reinforced by its market-leading retail casinos, sports media assets, and technology, including a proprietary state-of-the-art, fully integrated digital sports and iCasino betting platform, and an in-house iCasino content studio (PENN Game Studios). The Company’s portfolio is further bolstered by its industry-leading PENN Play™ customer loyalty program, offering its approximately 32 million members a unique set of rewards and experiences.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as “expects,” “believes,” “estimates,” “projects,” “intends,” “plans,” “goal,” “seeks,” “may,” “will,” “should,” or “anticipates” or the negative or other variations of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Specifically, forward-looking statements include, but are not limited to, statements regarding: the Company’s expectations of future results of operations and financial condition, including, but not limited to, projections of revenue, Adjusted EBITDA, Adjusted EBITDAR and other financial measures; the assumptions provided regarding the guidance, including the scale and timing of the Company’s product and technology investments; the Company’s expectations regarding results and customer growth and the impact of competition in retail/mobile/online sportsbooks, iCasino, social gaming, and retail operations; the Company’s development and launch of its Interactive segment’s products in new jurisdictions and enhancements to existing Interactive segment products, including the content for the ESPN BET and theScore BET and the further development of ESPN BET and theScore BET on our proprietary player account management system and risk and trading platforms; the benefits of the Sportsbook Agreement between the Company and ESPN; the Company’s expectations regarding its Sportsbook Agreement with ESPN and the future success of ESPN BET; the Company’s expectations with respect to the integration and synergies related to the Company’s integration of theScore and the continued growth and monetization of the Company’s media business; the Company’s expectations that its portfolio of assets provides a benefit of geographically-diversified cash flows from operations; management’s plans and strategies for future operations, including statements relating to the Company’s plan to expand gaming operations through the implementation and execution of a disciplined capital expenditure program at our existing properties, the pursuit of strategic acquisitions and investments, and the development of new gaming properties, including the development projects and the anticipated benefits; improvements, expansions, or relocations of our existing properties; entrance into new jurisdictions; expansion of gaming in existing jurisdictions; strategic investments and acquisitions; cross-sell opportunities between our retail gaming, online sports betting, and iCasino businesses; our ability to obtain financing for our development projects on attractive terms; the timing, cost and expected impact of planned capital expenditures on the Company’s results of operations; and the actions of regulatory, legislative, executive, or judicial decisions at the federal, state, provincial, or local level with regard to our business and the impact of any such actions.

Such statements are all subject to risks, uncertainties and changes in circumstances that could significantly affect the Company’s future financial results and business. Accordingly, the Company cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include: the effects of economic and market conditions in the markets in which the Company operates or otherwise, including the impact of global supply chain disruptions, price inflation, rising interest rates, slowing economic growth, and geopolitical and regulatory uncertainty; competition with other entertainment, sports content, and gaming experiences; the timing, cost and expected impact of product and technology investments; risks relating to operations, permits, licenses, financings, approvals and other contingencies in connection with growth in new or existing jurisdictions; our ability to successfully acquire and integrate new properties and operations and achieve expected synergies from acquisitions; the availability of future borrowings under our Amended Credit Facilities or other sources of capital to enable us to service our indebtedness, make anticipated capital expenditures or pay off or refinance our indebtedness prior to maturity; the impact of indemnification obligations under the Barstool SPA; our ability to achieve the anticipated financial returns from the Sportsbook Agreement with ESPN, including due to fees, costs, taxes, or circumstances beyond the Company’s or ESPN’s control; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the Company and ESPN to terminate the Sportsbook Agreement between the companies; the ability of the Company and ESPN to agree to extend the initial 10-year term of the Sportsbook Agreement on mutually satisfactory terms, if at all, and the costs and obligations of such terms if agreed; the outcome of any legal proceedings that may be instituted against the Company, ESPN or their respective directors, officers or employees; the ability of the Company or ESPN to retain and hire key personnel; the impact of new or changes in current laws, regulations, rules or other industry standards; the impact of activist shareholders; our ability to maintain our gaming licenses and concessions and comply with applicable gaming law, changes in current laws, regulations, rules or other industry standards, and additional factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the U.S. Securities and Exchange Commission. The Company does not intend to update publicly any forward-looking statements except as required by law. Considering these risks, uncertainties and assumptions, the forward-looking events discussed in this press release may not occur.

Contact:

Mike Nieves

SVP, Finance & Treasurer

PENN Entertainment, Inc.

610-373-2400